UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CORESITE REALTY CORPORATION
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 23, 20 I 8 CORESITE REALTY CORPORATION You are receiving this communication shares in the above named company. because you hold CORESITE REALTY CORPORATION 1001 17TH STREET , SUI TE 500 DENV ER, CO 80202 This is not a ballot. You cannot use this notice to vote these sh a res. This communication presents only a n overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all ofthe important information contained in the proxy materials before voting. I "' "M ' 0 0 8 See the reverse side of this notice to obtain proxy materials and voting instructions. Meetine Information Meeting Type: Annual Meeting For holders as of: March 21, 2018 Date: May23, 2018 Time:2:00 PM MDT Location: Ritz-Carkon, DeiWer 1881 Curtis Street Denver, Colorodo 80202

- Before You Vote - How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow I xxxx xxxx xxxx xxxxl(located on the 2) BYTELEPHONE: 1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked - How To Vote - Please Choose One of the Following Voting Methods "'I "' "M ' 0 0 g Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com Have the information that is printed in the box marked by the arrow I xxxx xxxx xxxx xxxxl available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: I. form I 0-K2. Notice & Proxy ltatement 3. Letter to lhareholders How to View Online: following page) and visit: www.proxyvote.com How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: I) BY INTERNET:www.proxyvote.com 3) BY E-MAIL*:sendmaterial@proxyvote.com by the arrow lxxxxxxxxxxxxxxxxl (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2018 to facilitate timely delivery.

I Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Robert G 06 Michael R 02 Paul E Szurek 03 James A Attwood, Jr 08 David A Wilson 04 Jean A Bua 05 Kelly C Chambliss 07 David Thompson The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018 3. The advisory vote to approve the compensation of our named executive officers NOTE: Such other business as may properly come before the meeting or any adjournment thereof 0 "'

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